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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 13, 2002

                         METROMEDIA FIBER NETWORK, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                  000-23269                11-3168327
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(State or other jurisdiction of   (Commission File          (IRS Employer
         incorporation)              Number)                Identification No.)

         C/O METROMEDIA FIBER NETWORK SERVICES, INC.
         360 HAMILTON AVENUE,
         WHITE PLAINS, NEW YORK                                 10601
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (914) 421-6700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

                  On June 13, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   METROMEDIA FIBER NETWORK, INC.

                                   By:  /s/ Robert J. Sokota
                                        ---------------------------------------
                                        Name:   Robert J. Sokota
                                        Title:  Senior Vice President and
                                                General Counsel


Date: June 14, 2002



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                                  EXHIBIT INDEX
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      EXHIBIT
        NO.                             DOCUMENT
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        99.1               Press Release dated June 13, 2002